UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23rd, 2022

CLICKSTREAM CORPORATION

nevada	000-52944	46-5582243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8549 Wilshire Blvd., Suite 2181

Beverly Hills, CA 90211

(Address of principal executive offices)

(213) 205-0684

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common (Par Value $0.0001)	CLIS	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to an Officer Agreement between Clickstream Corporation (the “Company”) and Frank Magliochetti (“Executive”), effective December 24th, 2019, Executive was appointed the Company’s Chief Executive Officer. Due to the ailing health of current Chief Financial Officer Michael Handelman, Executive has been appointed by the Board of Directors and has accepted the additional appointment as Chief Financial Officer on an interim basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23rd, 2022	CLICKSTREAM CORPORATION

	By:	/s/ FRANK MAGLIOCHETTI
Frank Magliochetti Chief Executive Officer